(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
September 30, 2002


MuniHoldings
Insured Fund II, Inc.


www.mlim.ml.com



MuniHoldings Insured Fund II, Inc. seeks to provide shareholders with current income exempt from Federal income tax by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Insured Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.



MuniHoldings Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIHOLDINGS INSURED FUND II, INC.


The Benefits and
Risks of
Leveraging


MuniHoldings Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million create a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds, or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniHoldings Insured Fund II, Inc., September 30, 2002


DEAR SHAREHOLDER


For the year ended September 30, 2002, MuniHoldings Insured Fund II, Inc. earned $.834 per share income dividends. This represents a net annualized yield of 5.72%, based on a year-end per share net asset value of $14.48. During the same period, the Fund's total investment return was +10.67%, based on a change in per share net asset value from $13.94 to $14.48, and assuming reinvestment of $.828 per share income dividends.

During the six-month period ended September 30, 2002, the Fund's total investment return was +10.39%, based on a change in per share net asset value from $13.54 to $14.48, and assuming reinvestment of $.416 per share income dividends.

For the six-month period ended September 30, 2002, the Fund's
Auction Market Preferred Stock had an average yield of 1.33% for Series A, 1.22% for Series B and 1.45% for Series C.


The Municipal Market Environment
During the six-month period ended September 30, 2002, fixed income bond yields fell dramatically to levels not seen in nearly 40 years. The decline in interest rates was driven as much, if not more so, by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. In early 2002, renewed economic activity led many investors to anticipate that the Federal Reserve Board would soon begin to raise short-term interest rates to ensure that current inflationary pressures would remain well contained. In April, 2002, U.S. economic conditions, especially housing activity and consumer spending, still suggested that a modest economic recovery was underway. First quarter U.S. gross domestic product (GDP) growth rose 5%, well above the level of economic growth seen throughout all of 2001. During May, however, steady dramatic declines in U.S. equity markets led many investors to reverse their earlier opinion and to expect that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. Consequently, the demand for fixed income issues, especially U.S. Treasury securities, steadily increased. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%.

In late July, second quarter 2002 U.S. GDP growth was initially estimated at 1.1%. While subject to considerable revision, this initial estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining economic growth witnessed earlier this year. Some analysts have extrapolated that weakness will continue, if not accelerate. This has brought about forecasts that the Federal Reserve Board may soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped support bond prices for the remainder of the period. The dramatic decline in U.S. stock markets in recent months triggered a significant fixed income rally as investors fled equity issues in favor of fixed income securities. The possibility of a conflict with Iraq further intensified the demand for U.S. Treasury and other fixed income issues. By the end of September, U.S. Treasury bond yields fell to 4.67%, a decline of more than 110 basis points (1.10%).

For the six-month period ended September 2002, municipal bond prices also posted substantial gains. However, tax-exempt bond price appreciation has been less than that of comparable U.S. Treasury issues because of the safe-haven status offered by U.S. Treasury securities. In April, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported modest price improvement. During recent months, tax-exempt bond yields have steadily declined largely in response to the positive fixed income environment, engendered by falling equity valuations and rising U.S. Treasury securities prices. The municipal bond market's price advances have also been bolstered by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of September 2002, long-term municipal revenue bond yields stood at 5.05%, a decline of more than 60 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at almost $15.2 billion, up more than 50% compared to the same period in 2001. Additionally, investors received approximately $75 billion from June to August 2002 from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.25% range.As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Throughout the past six months, almost $190 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $90 billion in long-term tax-exempt securities was underwritten during the September quarter, an increase of over 40% compared to the September 2001 quarter's level.

In the coming months, we believe that interest rates are likely to remain volatile with an expected upward bias. However, until equity market conditions stabilize, interest rates could remain near their current historically low levels. It is important not to overemphasize the extent to which recent stock market declines will have upon future U.S. economic activity. Current consensus for the third quarter of 2002 U.S. GDP is in the 3% - 3.50% range, suggesting that 2002 economic activity is likely to be at least twice that of 2001. U.S. business activity is likely to accelerate going forward. Governmental stimulus in response to the September 11, 2001 attacks has been significant. Ongoing military response to worldwide terrorism has helped reduce a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines have helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.


Portfolio Strategy
During the six months ended September 30, 2002, our principal portfolio strategy was to maintain the defensive market position that we adopted in the first quarter of 2002. We expected the Federal Reserve Board to be successful at fostering economic growth, putting upward pressure on long-term interest rates. A combination of corporate scandals, insider trading and the increased possibility of further military action in early 2003 more than offset the monetary stimulus the Federal Reserve Board orchestrated. The declines in global stock markets and continued weakness in the labor markets caused a significant decline in interest rates. During the period while the Fund was in a slightly defensive position, we were able to provide to the Fund a competitive yield. Looking forward, we will maintain the Fund's defensive structure to seek to reduce portfolio net asset volatility and keep the Fund's competitive yield. We will wait until the domestic economy begins a recovery before initiating a more defensive stance.



MuniHoldings Insured Fund II, Inc., September 30, 2002


During the six months ended September 30, 2002, the tax-exempt market continued to experience a very positively sloped yield curve. This generated a significant income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between long-term and short-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For an explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your investment in MuniHoldings Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and
Portfolio Manager



October 29, 2002


PROXY RESULTS

During the six-month period ended September 30, 2002, MuniHoldings
Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at the shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

                                                                      Shares Voted       Shares Withheld
                                                                          For              From Voting
1. To elect the Fund's Directors:      Terry K. Glenn                  21,734,906            403,585
                                       James H. Bodurtha               21,738,379            400,112
                                       Joe Grills                      21,729,232            409,259
                                       Herbert I. London               21,721,592            416,899
                                       Andre F. Perold                 21,731,505            406,986
                                       Roberta Cooper Ramo             21,734,126            404,365
                                       Stephen B. Swensrud             21,725,245            413,246


During the six-month period ended September 30, 2002, MuniHoldings
Insured Fund II, Inc.'s Preferred Stock (Series A, B & C) shareholders voted on the following proposal. The proposal was approved at the shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

                                                                      Shares Voted       Shares Withheld
                                                                          For              From Voting
2. To elect the Fund's Board of Directors: Terry K. Glenn,
   James H. Bodurtha, Joe Grills, Herbert I. London,
   Andre F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr.,
   Melvin R. Seiden and Stephen B. Swensrud                              8,069                  2



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings
Insured Fund II, Inc. during the taxable year ended September 30,
2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:


                                                                        Payable             Ordinary
                                                                          Date                Income
Common Stock Shareholders                                              12/28/2001            $.002879
Preferred Stock Shareholders:          Series A                        12/07/2001             $2.91
                                       Series B                        12/20/2001             $2.97
                                       Series C                        12/12/2001             $3.04

Please retain this information for your records.



MuniHoldings Insured Fund II, Inc., September 30, 2002


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                 S&P       Moody's      Face
STATE         Ratings+++  Ratings+++   Amount  Issue                                                               Value
Alaska--2.4%     AAA        Aaa       $ 2,995  Alaska Energy Authority, Power Revenue Refunding Bonds
                                               (Bradley Lake), 4th Series, 6% due 7/01/2020 (c)                   $   3,652

                 AAA        Aaa         2,000  Anchorage, Alaska, Water Revenue Refunding Bonds, 6%
                                               due 9/01/2024 (a)                                                      2,297

                 AAA        Aaa         1,700  Matanuska-Susitna Boro, Alaska, GO, Series A, 6% due
                                               3/01/2020 (d)                                                          1,925


California--     AAA        Aaa        10,775  California Pollution Control Financing Authority, PCR,
9.5%                                           Refunding (Pacific Gas & Electric), AMT, Series A, 5.35%
                                               due 12/01/2016 (d)                                                    11,895

                 NR*        Aa3           515  Los Angeles, California, Department of Water and Power,
                                               Electric Plant Revenue Refunding Bonds, RIB, Series 370,
                                               10.10% due 2/15/2024 (f)                                                 625

                 NR*        Aaa         1,500  Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                               Class R, Series K, 9.529% due 11/01/2021 (b)(f)                        1,808

                 AAA        Aaa         5,500  Port of Oakland, California, Revenue Refunding Bonds, Series M,
                                               5.25% due 11/01/2019 (b)                                               6,090

                 AA         Aa3         7,000  Sacramento County, California, Sanitation District Financing
                                               Authority, Revenue Refunding Bonds, RIB, Series 366, 9.891%
                                               due 12/01/2027 (f)                                                     8,817

                 AAA        Aaa         1,250  San Francisco, California, City and County Airports Commission,
                                               International Airport, Special Facilities Lease Revenue Bonds
                                               (SFO Fuel Company LLC), AMT, Series A, 6.10% due 1/01/2020 (c)         1,406


Colorado--7.7%                                 Aurora, Colorado, COP (a):
                 AAA        Aaa         3,055     5.75% due 12/01/2019                                                3,495
                 AAA        Aaa         3,230     5.75% due 12/01/2020                                                3,695

                 NR*        Aa2         1,545  Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                               Senior Series A-2, 7.50% due 4/01/2031                                 1,673

                 NR*        Aaa         4,000  Colorado Health Facilities Authority, Hospital Revenue
                                               Refunding Bonds (Poudre Valley Health Care), Series A,
                                               5.75% due 12/01/2023 (c)                                               4,379

                                               Larimer County, Colorado, Poudre School District
                                               Number R-1, GO (b):
                 AAA        Aaa         4,665     6.25% due 12/15/2011                                                5,655
                 AAA        Aaa         2,000     6% due 12/15/2012                                                   2,374
                 AAA        Aaa         2,975     6% due 12/15/2013                                                   3,532


Connecticut--    AAA        Aaa         8,500  Connecticut State, HFA, Revenue Bonds (Housing Mortgage
7.5%                                           Program), AMT, Series D, 5.15% due 11/15/2022 (d)                      8,686

                 AA         Baa3        5,710  Connecticut State Health and Educational Facilities Authority,
                                               Revenue Refunding Bonds (University of Hartford), Series E,
                                               5.50% due 7/01/2022                                                    6,308

                                               New Haven, Connecticut, GO, Series B (c)(e):
                 AAA        Aaa         3,360     5.75% due 11/01/2009                                                3,997
                 AAA        Aaa         1,915     5.75% due 11/01/2009                                                2,278
                 AAA        Aaa         2,575     5.75% due 11/01/2009                                                3,063


District of      AAA        Aaa         5,115  District of Columbia, Water and Sewer Authority, Public
Columbia--1.8%                                 Utility Revenue Refunding Bonds, 5.50% due 10/01/2023 (c)              5,805


Florida--0.8%    AAA        Aaa         2,000  Tampa Bay, Florida, Water Utility System Revenue Bonds,
                                               6% due 10/01/2011 (b)(e)                                               2,433


Hawaii--3.7%     AAA        Aaa        10,000  Hawaii State, GO, Series CT, 5.875% due 9/01/2009 (c)(e)              11,928


Idaho--1.0%      NR*        Aaa         3,000  Idaho Housing and Finance Association, S/F Mortgage Revenue
                                               Bonds, AMT, Series E, 6% due 1/01/2032                                 3,167


Illinois--17.3%  AAA        Aaa         5,030  Chicago, Illinois, GO, Refunding, Series A-2, 6.25% due
                                               1/01/2014 (a)                                                          6,175

                                               Chicago, Illinois, GO, Series A (b):
                 AAA        Aaa         2,500     6.75% due 7/01/2010 (e)                                             3,138
                 AAA        Aaa         8,800     6% due 1/01/2021 (j)                                               10,135
                 AAA        Aaa         9,330     6% due 1/01/2022                                                   10,746

                 AAA        Aaa         2,185  Chicago, Illinois, Neighborhoods Alive 21, GO, Series PG-A,
                                               6% due 1/01/2017 (b)                                                   2,547

                 A-         A1          6,000  Hodgkins, Illinois, Environmental Improvement Revenue Bonds
                                               (Metro Biosolids Management LLC Project), AMT, 5.90% due
                                               11/01/2017                                                             6,293

                 BBB        NR*         2,855  Illinois, Development Finance Authority Revenue Bonds
                                               (Community Rehabilitation Providers Facilities), Series A,
                                               6.625% due 7/01/2032                                                   2,967

                 NR*        Aaa         1,600  Kane, Cook and Du Page Counties, Illinois, School District
                                               Number 46, Elgin, GO, 6.50% due 1/01/2016 (c)                          1,944

                 AAA        Aaa         8,160  Lake, Cook, Kane & McHenry Counties, Illinois, Community Unit
                                               School District, GO, 6% due 12/01/2020 (b)                             9,643

                 NR*        Aaa         2,000  Northern Illinois University, Revenue Refunding Bonds
                                               (Auxiliary Facilities System), 6% due 4/01/2009 (a)(e)                 2,365


Indiana--3.4%    AAA        NR*         9,280  Shelbyville, Indiana, Elementary School Building Corporation
                                               Revenue Bonds, First Mortgage, 5.75% due 1/15/2009 (c)(e)             10,862


Kansas--4.0%     AA         Aa2         3,510  Kansas State Development Finance Authority, Health Facilities
                                               Revenue Bonds (Sisters of Charity--Leavenworth), Series J,
                                               6.125% due 12/01/2020                                                  3,972

                 NR*        Aaa         3,000  Sedgwick and Shawnee Counties, Kansas, S/F Mortgage Revenue
                                               Bonds, AMT, Series A-2, 4% due 12/01/2033 (h)(i)                       3,271

                 BBB+       A3          5,220  Wyandotte County, Kansas, Kansas City Unified Government
                                               Revenue Refunding Bonds (General Motors Corporation Project),
                                               6% due 6/01/2025                                                       5,557



Portfolio
Abbreviations

To simplify the listings of MuniHoldings Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax
         (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDR      Industrial Development Revenue
         Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
S/F      Single-Family



MuniHoldings Insured Fund II, Inc., September 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                 S&P       Moody's      Face
STATE         Ratings+++  Ratings+++   Amount  Issue                                                               Value
Louisiana--      NR*        Aaa       $ 2,250  Louisiana Local Government, Environmental Facilities,
1.6%                                           Community Development Authority, Mortgage Revenue Refunding
                                               Bonds (Sharlo Apartments), Series A, 6.50% due 6/20/2037 (g)(i)    $   2,599

                 AAA        Aaa         2,000  Louisiana Local Government, Environmental Facilities,
                                               Community Development Authority Revenue Bonds (Capital
                                               Projects and Equipment Acquisition), Series A, 6.30% due
                                               7/01/2030 (a)                                                          2,478


Maryland--3.8%                                 Prince Georges County, Maryland, Consolidated Public
                                               Improvement, GO:
                 AAA        Aaa         6,000     5.25% due 12/01/2015                                                6,825

                 AAA        Aaa         5,000     5.25% due 12/01/2017                                                5,596


Massachusetts--  AAA        Aaa         2,655  Massachusetts State, GO, Refunding, Consolidated Loan,
3.5%                                           Series D, 5.375% due 8/01/2022 (d)                                     2,879

                 AAA        Aaa         3,940  Massachusetts State, HFA, S/F Housing Revenue Refunding Bonds,
                                               AMT, Series 77, 6.375% due 6/01/2029 (c)                               4,213

                 BBB        NR*         1,105  Massachusetts State Industrial Finance Agency, Higher Education
                                               Revenue Refunding Bonds (Hampshire College Project), 5.80% due
                                               10/01/2017                                                             1,151

                                               Massachusetts State Water Resource Authority, Revenue Refunding
                                               Bonds, Series A (b):
                 AAA        Aaa         1,270     6% due 8/01/2016                                                    1,490
                 AAA        Aaa         1,500     6% due 8/01/2017                                                    1,751


Michigan--4.0%   AAA        Aaa         2,000  Detroit, Michigan, Water Supply System Revenue Bonds,
                                               Senior Lien, Series A, 5.875% due 1/01/2010 (b)(e)                     2,371

                                               Michigan State Hospital Finance Authority, Revenue Refunding
                                               Bonds, Series A:
                 AA         Aa2         2,000     (Ascension Health Credit), 6.125% due 11/15/2026                    2,170
                 AAA        Aaa         1,000     (Mercy Mount Clemens), 6% due 5/15/2014 (d)                         1,141

                 A-         A3          5,000  Michigan State Strategic Fund, Limited Obligation Revenue
                                               Refunding Bonds (Detroit Edison Company Pollution Control),
                                               AMT, Series C, 5.65% due 9/01/2029                                     5,233

                 NR*        Aaa         1,500  Saint Clair County, Michigan, Economic Revenue Refunding
                                               Bonds (Detroit Edison Company), RIB, Series 282, 10.87%
                                               due 8/01/2024 (a)(f)                                                   2,054


Minnesota--      AAA        Aaa         4,250  Minneapolis, Minnesota, Special School District Number 001,
5.9%                                           COP, Series A, 5.90% due 2/01/2006 (d)(e)                              4,774

                                               Prior Lake, Minnesota, Independent School District
                                               Number 719, GO (c):
                 NR*        Aaa         2,555     5.50% due 2/01/2016                                                 2,864
                 NR*        Aaa         1,830     5.50% due 2/01/2017                                                 2,051
                 NR*        Aaa         3,570     5.50% due 2/01/2018                                                 3,943
                 NR*        Aaa         2,840     5.50% due 2/01/2019                                                 3,137

                 NR*        Aaa         2,185  Sauk Rapids, Minnesota, Independent School District Number 47,
                                               GO, Series A, 5.625% due 2/01/2018 (d)                                 2,456


Mississippi--                                  Mississippi Business Finance Corporation, Mississippi, PCR,
3.0%                                           Refunding (System Energy Resources Inc. Project):
                 BBB-       Ba1         7,500     5.875% due 4/01/2022                                                6,991
                 BBB-       Ba1         1,775     5.90% due 5/01/2022                                                 1,660

                 AAA        Aaa         1,000  Walnut Grove, Mississippi, Correctional Authority, COP, 6%
                                               due 11/01/2019 (a)                                                     1,175


Nebraska--1.8%                                 Omaha, Nebraska Convention Hotel Corporation, Convention Center
                                               Revenue Bonds, First Tier, Series A (a):
                 AAA        Aaa         1,410     5.50% due 4/01/2020                                                 1,569
                 AAA        Aaa         3,985     5.50% due 4/01/2022                                                 4,374


Nevada--9.2%     AAA        Aaa         3,000  Clark County, Nevada, Airport Revenue Bonds, Sub-Lien, Series A,
                                               6% due 7/01/2010 (d)(e)                                                3,610

                 AAA        Aaa         1,750  Clark County, Nevada, IDR (Power Company Project), AMT, Series A,
                                               6.70% due 6/01/2022 (b)                                                1,791

                 AAA        Aaa         7,000  Las Vegas, Nevada, New Convention and Visitors Authority Revenue
                                               Bonds, 5.75% due 7/01/2016 (a)                                         8,068

                 AAA        Aa2         2,100  Nevada Housing Division, S/F Mortgage Revenue Bonds, AMT,
                                               Series A-2, 6.30% due 4/01/2022 (d)                                    2,314

                                               Truckee Meadows, Nevada, Water Authority, Water Revenue Bonds,
                                               Series A (c):
                 AAA        Aaa         5,000     5.50% due 7/01/2018                                                 5,565
                 AAA        Aaa         4,445     5.50% due 7/01/2019                                                 4,916

                 AAA        Aaa         3,000  Washoe County, Nevada, School District, GO, 5.875% due
                                               12/01/2009 (c)(e)                                                      3,565


New Jersey--     AAA        Aaa        12,130  New Jersey State Transportation Trust Fund Authority,
4.4%                                           Transportation System Revenue Refunding Bonds, Series B,
                                               6% due 12/15/2019 (d)                                                 14,259


New Mexico--                                   Farmington, New Mexico, PCR, Refunding (Public Service
2.3%                                           Company of San Juan):
                 BBB-       Baa3        1,875     Series B, 6.30% due 12/01/2016                                      1,931
                 AAA        Aaa         5,000     Series C, 5.70% due 12/01/2016 (a)                                  5,615


New York--       AAA        Aaa        14,000  Nassau Health Care Corporation, New York, Health System
14.8%                                          Revenue Bonds, 5.75% due 8/01/2022 (c)                                15,612

                 AAA        Aaa         5,000  New York City, New York, GO, Refunding, Series G, 5.75% due
                                               2/01/2017 (c)                                                          5,508

                 AAA        Aaa        10,000  New York City, New York, GO, Series A, 5.25% due 11/01/2014           11,266

                 AAA        Aaa         5,000  New York State Dormitory Authority, Revenue Refunding Bonds
                                               (State University Educational Facilities), 5.75% due
                                               5/15/2010 (b)(e)                                                       5,948

                 AAA        Aaa         2,500  New York State Urban Development Corporation Revenue Bonds
                                               (Correctional Facilities Service Contract), Series C, 6%
                                               due 1/01/2029 (a)                                                      2,864

                 AAA        Aaa         6,250  Port Authority of New York and New Jersey, Consolidated
                                               Revenue Refunding Bonds, AMT, 119th Series, 5.50% due
                                               9/15/2016 (b)                                                          6,746


North            AAA        Aaa         1,500  North Carolina HFA, Home Ownership Revenue Bonds, AMT,
Carolina--0.5%                                 Series 14-A, 5.35% due 1/01/2022 (a)                                   1,547



MuniHoldings Insured Fund II, Inc., September 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                 S&P       Moody's      Face
STATE         Ratings+++  Ratings+++   Amount  Issue                                                               Value
Ohio--1.0%       NR*        Aaa       $ 1,745  Aurora, Ohio, City School District, COP, 6.10% due
                                               12/01/2019 (d)                                                     $   2,056

                 AAA        Aaa         1,000  Kent State Univesity, Ohio, University Revenue Bonds,
                                               6% due 5/01/2024 (a)                                                   1,142


Oklahoma--1.3%   AAA        Aaa         3,875  Oklahoma Transportation Authority, Oklahoma, Turnpike System
                                               Revenue Refunding Bonds, Second Senior Series B, 5.25% due
                                               1/01/2017 (a)                                                          4,310


Oregon--1.9%     AAA        Aaa         5,000  Linn County, Oregon, Community School District Number 9,
                                               Lebanon, GO, Refunding, 6.125% due 6/15/2010 (d)(e)                    6,026


Pennsylvania--                                 Lycoming County, Pennsylvania, College Authority Revenue
6.0%                                           Bonds (Pennsylvania College of Technology)(d)(e):
                 NR*        Aaa         2,255     5.25% due 7/01/2007                                                 2,562
                 NR*        Aaa         3,345     5.25% due 7/01/2007                                                 3,614

                 AAA        Aaa         2,000  Philadelphia, Pennsylvania, Redevelopment Authority,
                                               Neighborhood Transformation Revenue Bonds, Series A,
                                               5.50% due 4/15/2018 (b)                                                2,251

                 A-         NR*         2,430  Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                               Bonds (Guthrie Health Issue), Series B, 5.85% due 12/01/2020           2,537

                 A-         NR*         1,335  Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
                                               Refunding Bonds (Guthrie Healthcare System), Series A, 5.75%
                                               due 12/01/2021                                                         1,380

                 AAA        Aaa         5,750  Washington County, Pennsylvania, Capital Funding Authority
                                               Revenue Bonds (Capital Projects and Equipment Program), 6.15%
                                               due 12/01/2029 (a)                                                     6,941


Rhode            NR*        Aaa         5,555  Providence, Rhode Island, Redevelopment Agency Revenue
Island--1.9%                                   Refunding Bonds (Public Safety and Municipal Buildings),
                                               Series A, 5.75% due 4/01/2019 (a)                                      6,248


South            NR*        Aaa         4,050  South Carolina Housing Finance and Development Authority,
Carolina--1.4%                                 Mortgage Revenue Refunding Bonds, AMT, Series A-2, 6.35%
                                               due 7/01/2019 (c)                                                      4,392


Tennessee--      AAA        Aaa         3,500  Metropolitan Government of Nashville and Davidson County,
2.1%                                           Tennessee, Health and Education Facilities Board, Revenue
                                               Refunding Bonds (Ascension Health Credit), Series A, 5.875%
                                               due 11/15/2028 (a)                                                     3,854

                 AA         Aa2         1,080  Tennessee HDA, Revenue Bonds (Homeownership Program), AMT,
                                               Series 2C, 6% due 7/01/2011                                            1,191

                 AAA        Aaa         1,515  Tennessee HDA, Revenue Refunding Bonds (Homeownership Program),
                                               AMT, Series 1, 6.05% due 7/01/2014 (d)                                 1,643


Texas--9.9%      AA-        Aa3         6,500  Austin, Texas, Convention Center Revenue Bonds (Convention
                                               Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                               6% due 1/01/2023                                                       7,222

                                               Dallas-Fort Worth, Texas, International Airport Revenue
                                               Refunding and Improvement Bonds, AMT, Series A (b):
                 AAA        Aaa         1,835     5.875% due 11/01/2017                                               2,066
                 AAA        Aaa         2,150     5.875% due 11/01/2018                                               2,416
                 AAA        Aaa         2,390     5.875% due 11/01/2019                                               2,668

                                               El Paso, Texas, Water and Sewer Revenue Refunding and
                                               Improvement Bonds, Series A:
                 AAA        Aaa         2,650     6% due 3/01/2015                                                    3,166
                 AAA        Aaa         3,875     6% due 3/01/2016                                                    4,599
                 AAA        Aaa         4,115     6% due 3/01/2017                                                    4,858

                 BBB+       Baa1        1,800  Lower Colorado River Authority, Texas, PCR (Samsung
                                               Austin Semiconductor), AMT, 6.375% due 4/01/2027                       1,833

                 AAA        Aaa         1,850  Midland, Texas, Certificates of Obligation, GO, 6.10% due
                                               3/01/2027 (b)                                                          2,116

                 AAA        Aaa         1,000  Travis County, Texas, Health Facilities Development
                                               Corporation, Revenue Refunding Bonds (Ascension Health Credit),
                                               Series A, 5.875% due 11/15/2024 (a)                                    1,099


Utah--2.5%       AAA        Aaa         2,400  Salt Lake City, Utah, Municipal Building Authority, Lease
                                               Revenue Refunding Bonds (Municipal Improvements and
                                               Refunding Project), Series A, 5.40% due 10/15/2019 (a)                 2,651

                 AAA        Aaa         5,000  Weber County, Utah, Municipal Building Authority, Lease
                                               Revenue Refunding Bonds, 5.75% due 12/15/2019 (d)                      5,603


Virginia--2.9%   AAA        Aaa         8,980  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                               Series J, Sub-Series J-1, 5.20% due 7/01/2019 (d)                      9,405


Washington--     AAA        Aaa         2,000  Energy Northwest, Washington, Electric Revenue Refunding
10.0%                                          Bonds (Columbia Generating), Series A, 5.50% due 7/01/2016 (c)         2,253

                 AAA        Aaa         1,505  King County, Washington, Sewer Revenue Bonds, Second Series,
                                               6% due 1/01/2020 (b)                                                   1,710

                 AAA        Aaa         4,425  King County, Washington, Sewer Revenue Refunding Bonds,
                                               Series B, 5.50% due 1/01/2027 (c)                                      4,753

                 NR*        Aaa         3,445  Lewis County, Washington, GO, Refunding, 5.75% due
                                               12/01/2024 (a)                                                         3,784

                                               Port Seattle, Washington, Revenue Bonds, AMT, Series B (b):
                 AAA        Aaa         2,500     5.625% due 4/01/2015                                                2,794
                 AAA        Aaa         4,640     5.625% due 4/01/2016                                                5,146
                 AAA        Aaa         4,750     5.625% due 4/01/2018                                                5,212

                 AAA        Aaa         2,500  Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                               6% due 10/01/2024 (d)                                                  2,875

                 AAA        Aaa         3,500  Seattle, Washington, Water System Revenue Bonds, Series B,
                                               6% due 7/01/2029 (b)                                                   3,986


West             AAA        Aaa         6,210  West Virginia State Housing Development Fund, Housing
Virginia--2.0%                                 Finance Revenue Refunding Bonds, Series D, 5.20% due
                                               11/01/2021 (d)                                                         6,399


Wisconsin--1.7%                                Milwaukee County, Wisconsin, Airport Revenue Bonds, AMT,
                                               Series A (b):
                 NR*        Aaa         2,175     6% due 12/01/2016                                                   2,467
                 NR*        Aaa         2,675     6% due 12/01/2017                                                   3,017


Wyoming--0.4%    AA         Aa2         1,405  Wyoming Community Development Authority, Housing Revenue
                                               Refunding Bonds, AMT, Series 2, 5.45% due 12/01/2018                   1,469


Puerto           NR*        Aaa         5,000  Puerto Rico Commonwealth, GO, RIB, Series 365, 6% due
Rico--1.9%                                     7/01/2005 (d)(e)(f)                                                    6,209


                                               Total Municipal Bonds (Cost--$468,352)--160.8%                       520,591



MuniHoldings Insured Fund II, Inc., September 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                                       Shares
                                        Held   Common Stock                                                        Value

                                       10,310  Merrill Lynch Institutional Tax-Exempt Fund++                      $  10,310


                                               Total Common Stock (Cost--$10,310)--3.2%                              10,310


                 Total Investments (Cost--$478,662)--164.0%                                                         530,901
                 Unrealized Depreciation on  Interest Rate Swaps--(0.5%)                                            (1,708)
                 Variation Margin on Financial Futures Contracts**--(0.1%)                                            (484)
                 Liabilities in Excess of Other Assets--(0.2%)                                                        (500)
                 Preferred Stock, at Redemption Value--(63.2%)                                                    (204,531)
                                                                                                                  ---------
                 Net Assets Applicable to Common Stock--100.0%                                                    $ 323,678
                                                                                                                  =========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2002.
(g)FHA Insured.
(h)FNMA Collateralized.
(i)GNMA Collateralized.
(j)All or a portion of security held represents collateral in connection with open financial futures contracts.
*Not Rated.
**Financial futures contracts sold as of September 30, 2002 were as follows:

                                              (in Thousands)
Number of                         Expiration
Contracts          Issue             Date           Value

 775      U.S. Treasury Bonds   December 2002     $   89,827
                                                  ----------
Total Financial Futures Contracts Sold
(Total Contract Price--$86,521)                   $   89,827
                                                  ==========

++Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section 2
(a)(3) of the Investment Company Act of 1940) are as follows:

                                              (in Thousands)
                          Net Share      Net      Dividend
Affiliate                  Activity      Cost      Income

Merrill Lynch Institutional
Tax-Exempt Fund             10,310     $10,310      $17

+++Ratings of issues shown have not been audited by Ernst &
Young LLP.

See Notes to Financial Statements.



Quality Profile
(unaudited)


The quality ratings of securities in the Fund as of September 30, 2002 were as follows:

                                       Percent of
S&P Rating/Moody's Rating           Total Investments

AAA/Aaa                                    86.4%
AA/Aa                                       6.4
A/A                                         4.0
BBB/Baa                                     3.2



STATEMENT OF NET ASSETS

                As of September 30, 2002
Assets:         Investments, at value (identified cost--$478,661,528)                                         $ 530,901,360
                Cash                                                                                                 62,101
                Receivables:
                   Interest                                                                 $   8,577,801
                   Securities sold                                                                980,722         9,558,523
                                                                                            -------------
                Prepaid expenses                                                                                      6,144
                                                                                                              -------------
                Total assets                                                                                    540,528,128
                                                                                                              -------------

Liabilities:    Unrealized depreciation on interest rate swaps                                                    1,707,625
                Payables:
                   Securities purchased                                                         9,664,559
                   Variation margin                                                               484,375
                   Dividends to Common Stock shareholders                                         200,525
                   Investment adviser                                                             198,701        10,548,160
                                                                                            -------------
                Accrued expenses                                                                                     63,959
                                                                                                              -------------
                Total liabilities                                                                                12,319,744
                                                                                                              -------------

Preferred       Preferred Stock, at redemption value, par value $.10 per share
Stock:          (8,180 shares of AMPS* issued and outstanding at $25,000 per
                share liquidation preference)                                                                   204,530,527
                                                                                                              -------------

Net Assets      Net assets applicable to Common Stock                                                         $ 323,677,857
Applicable                                                                                                    =============
To Common Stock:

Analysis of     Common Stock, par value $.10 per share (22,352,426 shares
Net Assets      issued and outstanding)                                                                       $   2,235,243
Applicable To   Paid-in capital in excess of par                                                                313,735,958
Common Stock:   Undistributed investment income--net                                        $   3,358,317
                Accumulated realized capital losses on investments--net                      (42,878,008)
                Unrealized appreciation on investments--net                                    47,226,347
                                                                                            -------------
                Total accumlated earnings--net                                                                    7,706,656
                                                                                                              -------------
                Total--Equivalent to $14.48 net asset value per share of
                Common Stock (market price--$13.55)                                                           $ 323,677,857
                                                                                                              =============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MuniHoldings Insured Fund II, Inc., September 30, 2002


STATEMENT OF OPERATIONS

                For the Year Ended September 30, 2002
Investment      Interest                                                                                      $  26,640,969
Income:         Dividends                                                                                            17,237
                                                                                                              -------------
                Total income                                                                                     26,658,206
                                                                                                              -------------

Expenses:       Investment advisory fees                                                    $   2,826,392
                Commission fees                                                                   518,876
                Accounting services                                                               176,319
                Professional fees                                                                  92,061
                Transfer agent fees                                                                83,312
                Printing and shareholder reports                                                   47,491
                Directors' fees and expenses                                                       34,802
                Listing fees                                                                       28,293
                Custodian fees                                                                     25,943
                Pricing fees                                                                       19,020
                Other                                                                              67,645
                                                                                            -------------
                Total expenses before reimbursement                                             3,920,154
                Reimbursement of expenses                                                       (279,886)
                                                                                            -------------
                Total expenses after reimbursement                                                                3,640,268
                                                                                                              -------------
                Investment income--net                                                                           23,017,938
                                                                                                              -------------

Realized &      Realized loss on investments--net                                                               (5,107,319)
Unrealized      Change in unrealized appreciation on investments--net                                            15,848,499
Gain (Loss) on                                                                                                -------------
Investments--   Total realized and unrealized gain on investments--net                                           10,741,180
Net:                                                                                                          -------------

Dividends &     Investment income--net                                                                          (2,985,344)
Distributions   Realized gain on investments--net                                                                  (24,447)
To Preferred                                                                                                  -------------
Stock           Total dividends and distributions to Preferred Stock shareholders                               (3,009,791)
Shareholders:                                                                                                 -------------
                Net Increase in Net Assets Resulting from Operations                                          $  30,749,327
                                                                                                              =============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the
                                                                                                       Year Ended
                                                                                                     September 30,
                Increase (Decrease) in Net Assets:                                                2002             2001++
Operations:     Investment income--net                                                      $  23,017,938     $  23,574,926
                Realized gain (loss) on investments--net                                      (5,107,319)         5,842,559
                Change in unrealized appreciation on investments--net                          15,848,499        21,163,416
                Dividends and distributions to Preferred Stock shareholders                   (3,009,791)       (6,850,397)
                                                                                            -------------     -------------
                Net increase in net assets resulting from operations                           30,749,327        43,730,504
                                                                                            -------------     -------------

Dividends &     Investment income--net                                                       (18,512,212)      (16,447,295)
Distributions   Realized gain on investments--net                                                (64,353)                --
to Common                                                                                   -------------     -------------
Stock           Net decrease in net assets resulting from dividends and
Shareholders:   distributions to Common Stock shareholders                                   (18,576,565)      (16,447,295)
                                                                                            -------------     -------------

Net Assets      Total increase in net assets applicable to Common Stock                        12,172,762        27,283,209
Applicable to   Beginning of year                                                             311,505,095       284,221,886
Common Stock:                                                                               -------------     -------------
                End of year*                                                                $ 323,677,857     $ 311,505,095
                                                                                            =============     =============

                *Undistributed investment income--net                                       $   3,358,317     $   1,766,509
                                                                                            =============     =============


++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


MuniHoldings Insured Fund II, Inc., September 30, 2002


FINANCIAL HIGHLIGHTS
                                                                                                                  For the
The following per share data and ratios                                                                            Period
have been derived from information                                                                                Feb. 26,
provided in the financial statements.                                                    For the Year            1999++ to
                                                                                     Ended September 30,         Sept. 30,
Increase (Decrease) in Net Asset Value:                                      2002         2001         2000         1999
Per Share             Net asset value, beginning of period                 $   13.94    $   12.72    $   12.72    $   15.00
Operating                                                                  ---------    ---------    ---------    ---------
Performance:++++++++  Investment income--net                                    1.03         1.06         1.09          .68
                      Realized and unrealized gain (loss) on
                      investments--net                                           .47         1.21          .04       (2.24)
                      Dividends and distributions to
                      Preferred Stock shareholders:
                         Investment income--net                                (.13)        (.31)        (.38)        (.17)
                         Realized gain on investments--net                   --+++++           --           --           --
                      Capital write-off (charge) resulting from
                      issuance of Preferred Stock                                 --           --      --+++++        (.09)
                                                                           ---------    ---------    ---------    ---------
                      Total from investment operations                          1.37         1.96          .75       (1.82)
                                                                           ---------    ---------    ---------    ---------
                      Less dividends and distributions to Common
                      Stock shareholders:
                         Investment income--net                                (.83)        (.74)        (.75)        (.43)
                         Realized gain on investments--net                   --+++++           --           --           --
                                                                           ---------    ---------    ---------    ---------
                      Total dividends and distributions to
                      Common Stock shareholders                                (.83)        (.74)        (.75)        (.43)
                                                                           ---------    ---------    ---------    ---------
                      Capital write-off (charge) resulting from
                      issuance of Common Stock                                    --           --      --+++++        (.03)
                                                                           ---------    ---------    ---------    ---------
                      Net asset value, end of period                       $   14.48    $   13.94    $   12.72    $   12.72
                                                                           =========    =========    =========    =========
                      Market price per share, end of period                $   13.55    $   13.04    $   10.75    $   12.00
                                                                           =========    =========    =========    =========

Total Investment      Based on market price per share                         10.71%       28.87%        4.07%  (17.36%)+++
Return:**                                                                  =========    =========    =========    =========
                      Based on net asset value per share                      10.67%       16.43%        7.08%  (12.40%)+++
                                                                           =========    =========    =========    =========

Ratios Based on       Total expenses, net of reimbursement and
Average Net           excluding reorganization expenses***                     1.18%        1.09%        1.13%        .62%*
Assets of                                                                  =========    =========    =========    =========
Common Stock:         Total expenses, excluding reorganization
                      expenses***                                              1.18%        1.26%        1.39%       1.22%*
                                                                           =========    =========    =========    =========
                      Total expenses***                                        1.27%        1.26%        1.70%       1.22%*
                                                                           =========    =========    =========    =========
                      Total investment income--net***                          7.44%        7.83%        8.67%       8.27%*
                                                                           =========    =========    =========    =========
                      Amount of dividends to Preferred Stock
                      shareholders                                              .97%        2.28%        3.03%       2.04%*
                                                                           =========    =========    =========    =========
                      Investment income--net, to Common Stock
                      shareholders                                             6.47%        5.55%        5.64%       6.23%*
                                                                           =========    =========    =========    =========

Ratios Based on       Total expenses, net of reimbursement and
Average Net           excluding reorganization expenses                         .71%         .65%         .64%        .38%*
Assets of                                                                  =========    =========    =========    =========
Common and            Total expenses, excluding reorganization expenses         .71%         .75%         .79%        .75%*
Preferred Stock:                                                           =========    =========    =========    =========
                      Total expenses                                            .76%         .75%         .97%        .75%*
                                                                           =========    =========    =========    =========
                      Total investment income--net                             4.48%        4.67%        4.93%       5.07%*
                                                                           =========    =========    =========    =========

Ratios Based on       Dividends to Preferred Stock shareholders                1.46%        3.36%        3.98%       3.24%*
Average Net Assets                                                         =========    =========    =========    =========
of Preferred Stock:

Supplemental          Net assets, applicable to Common Stock,
Data:                 end of period (in thousands)                         $ 323,678    $ 311,505    $ 284,222    $ 139,929
                                                                           =========    =========    =========    =========
                      Preferred Stock outstanding, end of period
                      (in thousands)                                       $ 204,500    $ 204,500    $ 204,500    $ 105,000
                                                                           =========    =========    =========    =========
                      Portfolio turnover                                      50.73%       61.09%      139.29%      159.29%
                                                                           =========    =========    =========    =========

Leverage:             Asset coverage per $1,000                            $   2,583    $   2,523    $   2,390    $   2,333
                                                                           =========    =========    =========    =========

Dividends             Series A--Investment income--net                     $     362    $     820    $   1,002    $     443
Per Share on                                                               =========    =========    =========    =========
Preferred Stock       Series B--Investment income--net                     $     338    $     830    $   1,009    $     432
Outstanding:++++                                                           =========    =========    =========    =========
                      Series C--Investment income--net                     $     381    $     850    $     124           --
                                                                           =========    =========    =========    =========

*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on March 18, 1999 (Series
A and B) and August 14, 2000 (Series C).
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.
++++++++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


MuniHoldings Insured Fund II, Inc., September 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through the exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Interest rate swaps--The Fund is authorized to enter into swap agreements for the purpose of hedging the market risk on existing securities. In a swap agreement, the Fund exchanges with the counterparty their respective commitments to pay or receive interest on a specified notional principal amount. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the swap agreement, the Fund would be in default and the counterparty would be able to terminate the swap agreement. When the swap agreement is closed, the Fund records a realized gain or loss equal to the difference between the value of the swap agreement at the time it was entered into and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $14,994 increase in cost of securities (which, in turn, results in a corresponding $14,994 decrease in net unrealized appreciation and a corresponding $14,994 increase in undistributed net investment income), based on securities held by the Fund as of September 30, 2001.

The effect of this change for the year ended September 30, 2002 was to increase net investment income by $9,265 and decrease net unrealized appreciation by $24,260. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statement of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $56,432 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended September 30, 2002, FAM earned fees of $2,826,392, of which $277,249 was waived. For the year ended September 30, 2002, FAM reimbursed the Fund in the amount of $2,637, which represents the underlying expenses included with the dividends the Fund receives as a result of its investment in Merrill Lynch Institutional Tax-Exempt Fund, an affiliate of FAM.

For the year ended September 30, 2002, the Fund reimbursed FAM
$18,509 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2002 were $268,884,958 and $252,024,321, respectively.

Net realized gains (losses) for the year ended September 30, 2002 and net unrealized gains (losses) as of September 30, 2002 were as follows:

                                       Realized         Unrealized
                                        Gains             Gains
                                       (Losses)          (Losses)

Long-term investments               $  4,543,322      $  52,239,832
Financial futures contracts          (9,650,641)        (3,305,860)
Interest rate swaps                           --        (1,707,625)
                                   -------------      -------------
Total                              $ (5,107,319)      $  47,226,347
                                   =============      =============



MuniHoldings Insured Fund II, Inc., September 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


The Fund has entered into the following interest rate swap as of September 30, 2002:

               Interest Received     Interest Paid
               -----------------     -------------

Notional      Current                Current                Expiration
Amount          Rate        Type       Rate       Type         Date

$25,000,000    3.98%     Variable*    4.49%      Fixed      11/12/2022


*7-Day Bond Market Association rate at quarterly reset date.


As of September 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $52,264,091, of which $52,513,371 related to appreciated securities and $249,280 related to depreciated securities. The aggregate cost of investments at September 30, 2002 for Federal income tax purposes was $478,637,269.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended September 30, 2002 and September 30, 2001 remained constant.

Preferred Stock
AMPS are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at September 30, 2002 were as follows: Series A, 1.70%; Series B, 1.60%; and Series C, 1.60%.

Shares issued and outstanding during the years ended September 30, 2002 and September 30, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
September 30, 2002, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $151,156 as commissions.


5. Distributions to Shareholders:
On October 8, 2002, a tax-exempt income dividend of $.071500 was declared. The dividend was paid on October 30, 2002, to shareholders of record on October 18, 2002.

The tax character of distributions paid during the fiscal years ended September 30, 2002 and September 30, 2001 was as follows:


                                      9/30/2002         9/30/2001

Distributions paid from:
  Tax-exempt income                $  21,497,556      $  23,297,692
  Ordinary income                         88,800                 --
                                   -------------      -------------
Total distributions                $  21,586,356      $  23,297,692
                                   =============      =============

As of September 30, 2002, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                  $   3,334,058
Undistributed long-term capital gains--net                       --
                                                      -------------
Total undistributed earnings--net                         3,334,058
Capital loss carryforward                             (33,081,881)*
Unrealized gains--net                                  37,454,479**
                                                      -------------
Total accumulated earnings--net                       $   7,706,656
                                                      =============


*On September 30, 2002, the Fund had a net capital loss carryforward of $33,081,881, of which $21,562,195 expires in 2007 and $11,519,686 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of post-October capital losses for tax purposes.



REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
MuniHoldings Insured Fund II, Inc.:

We have audited the accompanying statement of net assets of MuniHoldings Insured Fund II, Inc., including the schedule of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Insured Fund II, Inc. at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
November 5, 2002



MANAGED DIVIDEND POLICY (unaudited)


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


MuniHoldings Insured Fund II, Inc., September 30, 2002


OFFICERS AND DIRECTORS

                                                                                              Number of        Other
                                                                                            Portfolios in    Director-
                      Position(s)    Length                                                  Fund Complex      ships
                          Held      of Time                                                  Overseen by      Held by
Name, Address & Age    with Fund     Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director

Terry K. Glenn*        President    1999 to   Chairman, Americas Region since 2001, and       118 Funds       None
P.O. Box 9011          and          present   Executive Vice President since 1983 of        169 Portfolios
Princeton,             Director               Fund Asset Management, L.P. ("FAM") and
NJ 08543-9011                                 Merrill Lynch Investment Managers, L.P.
Age: 62                                       ("MLIM"); President of Merrill Lynch
                                              Mutual Funds since 1999; President of
                                              FAM Distributors, Inc. ("FAMD") since
                                              1986 and Director thereof since 1991;
                                              Executive Vice President and Director
                                              of Princeton Services, Inc. ("Princeton
                                              Services") since 1993; President of
                                              Princeton Administrators, L.P. since
                                              1988; Director of Financial Data Services,
                                              Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



                                                                                              Number of        Other
                                                                                            Portfolios in    Director-
                      Position(s)    Length                                                  Fund Complex      ships
                          Held      of Time                                                  Overseen by      Held by
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors

James H. Bodurtha      Director     1999 to   Director and Executive Vice President,           42 Funds       None
P.O. Box 9011                       present   The China Business Group, Inc. since 1996.    62 Portfolios
Princeton,
NJ 08543-9011
Age: 58


Joe Grills             Director     2002 to   Member of Committee on Investment of Employee    42 Funds       Kimco
P.O. Box 9011                       present   Benefit Assets of the Association for         62 Portfolios     Realty
Princeton,                                    Financial Professionals since 1986.
NJ 08543-9011
Age: 67


Herbert I. London      Director     1999 to   John M. Olin Professor of Humanities, New        42 Funds       None
P.O. Box 9011                       present   York University since 1993.                   62 Portfolios
Princeton,
NJ 08543-9011
Age: 63


Andre F. Perold        Director     1999 to   George Gund Professor of Finance and             42 Funds       None
P.O. Box 9011                       present   Banking, Harvard Business School since        62 Portfolios
Princeton,                                    2000; Finance Area Chair since 1996.
NJ 08543-9011
Age: 50


Roberta Cooper Ramo    Director     1999 to   Shareholder, Modrall, Sperling, Roehl,           42 Funds       None
P.O. Box 9011                       present   Harris & Sisk, P.A. since 1993.               62 Portfolios
Princeton,
NJ 08543-9011
Age: 60


Robert S. Salomon, Jr. Director     2002 to   Principal of STI Management since 1994.          42 Funds       None
P.O. Box 9011                       present                                                 62 Portfolios
Princeton,
NJ 08543-9011
Age: 65


Melvin R. Seiden       Director     2002 to   Director, Silbanc Properties, Ltd.               42 Funds       None
P.O. Box 9011                       present   (real estate, investment and consulting)      62 Portfolios
Princeton,                                    since 1987.
NJ 08543-9011
Age: 71


Stephen B. Swensrud    Director     2002 to   Chairman, Fernwood Advisors since 1996.          42 Funds       International
P.O. Box 9011                       present                                                 62 Portfolios     Mobile
Princeton,                                                                                                    Communi-
NJ 08543-9011                                                                                                 cations,
Age: 69                                                                                                       Inc.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                      Position(s)    Length
                          Held      of Time
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke        Vice         1999 to   First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011          President    present   since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton,             and                    1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM
NJ 08543-9011          Treasurer              from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 42


Kenneth A. Jacob       Senior Vice  2002 to   Managing Director of FAM and MLIM since 1997.
P.O. Box 9011          President    present
Princeton,
NJ 08543-9011
Age: 50


John M. Loffredo       Senior Vice  2002 to   Managing Director of FAM and MLIM since 2000; First Vice President of
P.O. Box 9011          President    present   MLIM since 1997; Vice President of MLIM from 1991 to 1997.
Princeton,
NJ 08543-9011
Age: 38


Robert A. DiMella      Vice         1999 to   Vice President of MLIM since 1997; Assistant Vice President of MLIM from
P.O. Box 9011          President    present   1995 to 1997.
Princeton,             and
NJ 08543-9011          Portfolio
Age: 36                Manager


Stephen M. Benham      Secretary    2002 to   Vice President (Legal Advisory) of MLIM since 2000; Associate, Kirkpatrick &
P.O. Box 9011                       present   Lockhart LLP from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 42


*Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and
Trust Company
One Heritage Drive
North Quincy, MA 02171


Transfer Agent

Common Stock:
EquiServe Trust Company, I.A.
P.O. Box 43011
Providence, RI 02940-3011
800-426-5523


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MUE